Supplement dated January 10, 2013 to the Flexible Premium Variable Annuity

Prospectuses Listed Below Dated May 1, 2012

Issued by Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
AdvantEdge (includes GrandMaster flex3 and GrandMaster)

Pinnacle (before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

This is a supplement to the prospectuses identified above.  Please retain this supplement for future reference.

A change in the Fidelity VIP Asset Manager Portfolio (Portfolio) fee waiver arrangement is described below.  The fund expenses have not changed.

Footnote six to the Total Annual Portfolio Operating Expense Table is hereby deleted and replaced with the following:

The Portfolio may invest in Fidelity Commodity Strategy Central Fund (Central Fund), which in turn invests in a wholly-owned subsidiary that invests in commodity-linked derivative instruments.  Until December 31, 2012, the Portfolio’s advisor had contractually agreed to waive its management fee in an amount equal to its proportionate share of the management fee paid to it by the subsidiary based on the Portfolio’s proportionate ownership of the Central Fund.  This arrangement was terminated effective December 31, 2012, when Geode Capital Management, LLC, a registered commodity pool operator, was appointed as manager of the Central Fund and its subsidiary.  Effective December 31, 2012, Geode has contractually agreed to waive the management fee it receives with respect to the Central Fund in an amount equal to the management fee paid to Geode by the subsidiary.  This reimbursement arrangement is unrelated to the expense of the Portfolio.